EXHIBIT 99
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        Certification of Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the Registration Statement on Form 10SB of Bliss Essentials Corp. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Howard Gelfand, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the registration statement fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the registration statement fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date: July 23, 2003        /s/ Howard Gelfand
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                              Chief Financial Officer of
                              Bliss Essentials Corp., Registrant